AFL - CIO HOUSING INVESTMENT TRUST 2018 IBEW Sixth District Progress Meeting September 26, 2018 Paul Sommers Midwest Regional Director AFL - CIO Housing Investment Trust 2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 (202) 331 - 8055 www.aflcio - hit.com

▪ The AFL - CIO Housing Investment Trust (HIT) was founded 34 years ago ▪ A nearly $5.9 billion investment grade fixed - income portfolio • Open - end institutional commingled mutual fund registered under Investment Company Act of 1940 and regulated by federal securities laws administered by the U.S. Securities and Exchange Commission • Monthly unit valuation and income distribution – independent third - party pricing provides integrity ▪ Investment strategy • With its focus on high credit quality multifamily mortgage securities, the portfolio is designed to: • provide higher income, • a superior credit profile, and • a similar interest rate risk compared to the benchmark. • 385 Taft - Hartley, public funds and other labor organization investors , including 102 IBEW funds. AFL - CIO Housing Investment Trust 1 As of August 31, 2018

▪ Invested $ 11.3 billion nationally (in current dollars) since inception in 1984 ▪ Financed 506 projects in 29 states ; $ 19.1 billion total development investment ▪ Created $28.9 billion in total economic activity • $ 11.3 billion in total salaries and benefits, with $ 5.6 billion for construction workers • $ 1.2 billion in local tax revenues and $ 2.4 billion in federal revenues ▪ Utilized 100 % union labor ▪ Generated 166.8 million hours of union construction work ▪ Including 25.0 million hours of work for members of the IBEW ▪ Financed the preservation of 109,628 housing units ; 66% affordable/workforce housing AFL - CIO Housing Investment Trust 2 Features of the HIT: 30 + Years of Impact Investing * * Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input - output mo del based on HIT project data. Projects include those with financing by HIT’s subsidiary, Building America. Data current as of August 31, 2018 and in 2017 dollars. As of August 31, 2018

Cycle of Sustainable Investment



Union pension funds invest in HIT
HIT finances development projects through guaranteed securities
The HIT Investment Cycle
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Construction securities help provide competitive returns
Construction projects generate good union jobs
Union workers contribute to pension funds

The cycle of sustainable investment begins when union pension plans invest capital in the HIT. This capital allows the HIT to finance multifamily development projects through government/agency credit multifamily new construction and substantial rehabilitation securities, which provide pension plan investors with competitive returns. The projects create good union construction jobs. As workers at the projects earn income, the pension plan contributions increase. The pension plans have more capital to invest in the HIT and the cycle continues.

AFL-CIO Housing Investment Trust

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AFL - CIO Housing Investment Trust 4 Green on Fourth Apartments Minneapolis, MN Green on Fourth Apartments HIT Commitment $42.7 million Total Development Cost $56.2 million Total Housing Units 243 Estimated Union Jobs* 251 • $42.7 million investment in the new construction of the two building, mid - rise apartment building in Minneapolis. • The project will create 243 multi - family rental units, 66 of which are affordable to low income families. • Expected to create an estimated 250 union construction jobs. Local IBEW Affiliate: 292 * Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input - output mo del based on HIT project data. Data current as of August 31, 2018 and in 2017 dollars.

AFL - CIO Housing Investment Trust 5 Pioneer Apartments St. Paul, MN Pioneer Apartments HIT Commitment $14.5 million Total Development Cost $48.8 million Total Housing Units 143 Estimated Union Jobs* 201 • The HIT is providing a $14.5 million investment for the substantial rehabilitation of the Pioneer Apartments. • All units at Pioneer Apartments will be affordable to low income families. • The project is expected to generate approximately 200 union construction jobs. Local IBEW Affiliate: 110 * Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input - output mo del based on HIT project data. Data current as of August 31, 2018 and in 2017 dollars.

AFL - CIO Housing Investment Trust 6 30 East Adams Chicago, IL 30 East Adams HIT Commitment $44.7 million Total Development Cost $49.8 million Total Housing Units 176 Estimated Union Jobs* 222 • HIT investment of $45 million in 176 housing units. • Located blocks from the Art Institute of Chicago and Millennium Park, subway access across the street. • The $50 million project involves significant rehabilitation work and roof replacement. • Estimated to create 222 union construction jobs. Local IBEW Affiliate: 134 * Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input - output mo del based on HIT project data. Data current as of August 31, 2018 and in 2017 dollars.

AFL - CIO Housing Investment Trust 7 District Flats at Miller Hill Duluth, MN District Flats at Miller Hill HIT Commitment $11.2 million Total Development Cost $14.0 million Total Housing Units 72 Estimated Union Jobs* 63 • The HIT is investing $11.2 million in the new construction of the 4 - story District Flats at Miller Hill apartments in the Miller Hill/Duluth Heights area of Duluth. • District Flats at Miller Hill will provide 72 new housing units for the city. • The Project will help to fill a void in moderately - priced rental housing in a growing area. Local IBEW Affiliate: 242 * Source: Pinnacle Economics, Inc., and HIT. Figures provided by Pinnacle are estimates calculated using an IMPLAN input - output mo del based on HIT project data. Data current as of August 31, 2018 and in 2017 dollars.

AFL - CIO Housing Investment Trust 8 Careage Nursing Home Brookfield, WI The HIT offers investors: ▪ Competitive Returns ▪ Low Credit Risk Liquid Investment ▪ Diversification ▪ Impact Investing ▪ Union Construction Jobs ▪ Affordable Housing Kenmore Plaza Apartments Chicago, IL Five15 on the Park Minneapolis, MN 333 on the Park St . Paul, MN

AFL - CIO Housing Investment Trust 9 Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202 - 331 - 8055 or by viewing the HIT’s website at www.aflcio - hit.com. The prospectus should be read carefully before investing. This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or as a recommendation of any kind. www.aflcio - hit.com Washington, DC, Headquarters 2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 (202) 331 - 8055 Paul Sommers, Midwest Regional Director psommers@aflcio - hit.com (937) 604 - 9681